STOCK AGREEMENT


         THIS STOCK AGREEMENT (this "AGREEMENT") is made this 18th day of March, 1998 by and between DYNAMIC MATERIALS CORPORATION, a Delaware corporation (the "COMPANY"), having a principal place of business at 551 Aspen Ridge Drive, Lafayette, Colorado 80026 and JOSEPH ALLWEIN ("ALLWEIN"), an individual having a principal place of business at 1700 East Grand Avenue, El Segundo, California 90245.


                                    RECITALS

         A. The Company, Allwein, Darleen Bauer Allwein and Spin Forge, LLC, a California limited liability company ("SELLER"), have entered into a certain Asset Purchase Agreement (the "PURCHASE AGREEMENT") dated as of an even date herewith whereby the Company is purchasing certain assets owned by Seller and used in the conduct of Seller's metal fabrication business. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

         A. The Company and Allwein have entered into a certain Personal Services Agreement (the "PERSONAL SERVICES AGREEMENT") dated as of an even date herewith whereby the Company has employed Allwein as Vice President and General Manager of the Spin Forge/Aerospace Division of the Company.

         B. The Company has agreed to issue 7,500 shares of the Company's Common Stock to Allwein as part of his compensation under the terms of the Personal Services Agreement subject to certain restrictions as set forth herein (the "STOCK").


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and conditions set forth below, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Agreement hereby agree as follows:

         1. VESTING OF PURCHASE STOCK. A certain portion of the Stock shall be subject to the vesting schedule set forth in Section 2 of this Agreement. In the event Allwein shall cease to be employed by the Company (including a parent or subsidiary of the Company) at any time prior to the fourth anniversary of Allwein's employment (the Closing Date being considered the first day of Allwein's employment for purposes of this Agreement (the "COMMENCEMENT DATE")) for any reason, or no reason with or without cause, Allwein shall forfeit and shall have no rights concerning, interest in or claim to the unvested portion of the Stock as determined in accordance with the vesting schedule set forth in
Section 2 of this Agreement. Upon the date on which Allwein ceases to be so employed (the "TERMINATION DATE"), the unvested portion of the Stock shall revert to the Company;

provided, however, that the termination of Allwein's employment with the Company prior to the fourth anniversary of the Commencement Date shall not affect Allwein's right to receive the vested portion of the Stock.

         2. VESTING SCHEDULE. Allwein's right to receive the Stock shall vest in accordance with the following schedule:


                                                PORTION OF STOCK WHICH ALLWEIN
      IF TERMINATION DATE IS                   SHALL FORFEIT PURSUANT TO SECTION
                                                        1 OF THIS AGREEMENT
-----------------------------------------     ---------------------------------
After the Commencement Date and before the                   100%
first anniversary of the Commencement Date

After the first anniversary of the                            75%
Commencement Date and before the second
anniversary of the Commencement Date

After the second anniversary of the                           50%
Commencement Date and before the third
anniversary of the Commencement Date

After the third anniversary of the                            25%
Commencement Date and before the fourth
anniversary of the Commencement Date
                                                               0%
After the fourth anniversary of the
Commencement Date

         3. NO EMPLOYMENT AGREEMENT. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company to terminate Allwein's employment for any reason, or for no reason, with or without cause.

         4. MERGERS; ADJUSTMENTS; ETC. If, from time to time during the period prior to the date which is four years after the Commencement Date:

                  (a) there is any stock dividend or liquidating dividend of cash and/or property, stock split, or other change in the character or amount of any of the outstanding securities of the Company; or

                  (b) there is any consolidation, merger or sale of all, or substantially all, of the assets of the Company;



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

then, in such event, any and all new, substituted or additional securities or other property to which Allwein is entitled by reason of his ownership of the Stock shall be immediately subject to this Agreement and shall be included in the term "Stock" for all purposes of this Agreement.

         5. RESTRICTIONS UNDER SECURITIES LAWS. Allwein acknowledges that he is aware that the Stock to be issued to him by the Company pursuant to the Personal Services Agreement and this Agreement has not been registered under the Securities Act of 1933 (the "SECURITIES ACT") and that the Stock is deemed to constitute "restricted securities" under Rule 144 promulgated under the Securities Act. In this regard, Allwein represents and warrants to the Company that Allwein will hold the Stock for his own account and has no present intention of distributing or selling the Stock except as permitted under the Securities Act. Allwein further represents and warrants that he has either (i) preexisting personal or business relationships with the Company or any of its officers, directors or controlling persons, or (ii) the capacity to protect his own interests in connection with the receipt of the Stock by virtue of the business or financial expertise of any professional advisors to him who are unaffiliated with and who are not compensated by the Company or any of its affiliates, directly or indirectly. Allwein acknowledges that the exemption from registration of the Stock under the Securities Act provided under Rule 144 of the Securities Act will not be available for at least two years from the Commencement Date unless at least one year from the Commencement Date (i) a public trading market then exists for the Common Stock of the Company, (ii) adequate information concerning the Company is then available to the public, and (iii) Allwein complies with the other terms and conditions of Rule 144. Allwein further acknowledges that any sale of Stock may be made only in limited amounts in accordance with the terms and conditions of Rule 144.

         6. RESTRICTIVE LEGENDS. All certificates representing shares of Stock subject to the terms of this Agreement shall have endorsed thereon the following legends:

                  (a) THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN A STOCK AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THIS CORPORATION. ANY TRANSFER OR ATTEMPTED TRANSFER OF ANY SHARES SUBJECT TO SUCH RESTRICTIONS IS VOID WITHOUT PRIOR EXPRESS WRITTEN CONSENT OF THE ISSUER OF THESE SHARES.

                  (b) THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993 (THE "SECURITIES ACT"). THEY MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION THEREFROM IS AVAILABLE.

                  (c) Any legend required to be placed thereon by appropriate Blue Sky officials.

         7. TRANSFER RESTRICTIONS. Allwein shall not sell or transfer any shares of the Stock that have not vested in accordance with the schedule set forth in
Section 2 of this Agreement. Without


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

in any way limiting the foregoing, Allwein further agrees that he shall in no event make any transfer or disposition of all or any portion of the Stock unless and until:

                  (a) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

                  (b) Allwein shall have (i) notified the Company of the proposed transfer or disposition by providing the Company with a detailed written statement of the circumstances surrounding the proposed transfer or disposition, and (ii) furnished the Company with an opinion of Allwein's counsel to the effect that such transfer or disposition will not require registration of such shares under the Securities Act, which opinion shall have been concurred in by counsel for the Company, such concurrence not to be unreasonably withheld.

         8. VOID TRANSFERS. The Company shall not be required (i) to transfer on its books any shares of Stock which shall be been sold or transferred in violation of any of the provisions set forth in this Agreement, or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

         9. NOTICE. Except as otherwise provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be delivered in person, with receipt acknowledged, or sent by confirmed facsimile or by United States mail as the case may be, registered or certified, return receipt requested, postage prepaid and addressed as follows:


If to the Company:           Dynamic Materials Corporation
                             551 Aspen Ridge Drive
                             Lafayette, Colorado 80026
                             Attn:  Richard Santa, Chief Financial Officer
                             Telephone:  303/604-3938
                             Fax:  303/604-1897

With a copy to:              Davis, Graham & Stubbs LLP
                             Suite 4700
                             370 Seventeenth Street
                             Denver, Colorado 80202
                             Attn:  David Bartlett, Esq.
                             Telephone:  303/892-9400
                             Fax:  303/892-7400

If to Allwein:               Dynamic Materials Corporation
                             Spin Forge/Aerospace Division
                             1700 East Grand Avenue
                             El Segundo, California 90245
                             Attn:  Joseph Allwein
                             Telephone:  310-640-8099
                             Fax:  310-640-8599

With a copy to:              Wolf, Rifkin & Shapiro, LLP
                             11400 West Olympic Boulevard
                             Los Angeles, California 90064
                             Attn:  Richard Grant, Esq.
                             Telephone:  310-478-4100
                             Fax:  310-479-1422

Or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, three (3) business days after the same shall have been deposited in the United States mail, or when received by confirmed facsimile.

         10. ENTIRE AGREEMENT. This Agreement constitutes and contains the entire agreement of the parties and supersedes any and all prior and contemporaneous agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof.

         11. SEVERABILITY. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted, if possible, rather than voided in order to achieve the intent of the parties to the extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent possible.

         12. GOVERNING LAW AND VENUE. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, without regard to its choice-of or conflicts-of-laws, rules and venue for any action to enforce or interpret this Agreement shall be in a court of competent jurisdiction located in the State of Colorado and each of the parties consents to the jurisdiction of such court in any such action or proceeding and waives any objection to venue laid therein.

         13. INUREMENT. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the Company and Allwein.

         14. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so delivered shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

         15. HEADINGS. The section headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

                                        DYNAMIC MATERIALS CORPORATION



                                         /s/Richard Santa
                                        ---------------------------------------
                                        Richard A. Santa
                                        Vice President, Finance and
                                        Chief Financial Officer



                                        JOSEPH ALLWEIN



                                         /s/Joseph Allwein
                                        ----------------------------------------
                                        Joseph Allwein


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